                                  $500,000,000

                                  (APPROXIMATE)

                       ADVANTA MORTGAGE LOAN TRUST 1998-3

          $500,000,000 Adjustable Rate Class A-2 Group II Certificates

             MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


           ADVANTA MORTGAGE CONDUIT SERVICES, INC. ("ADVANTA CONDUIT")
                                    DEPOSITOR

                     ADVANTA MORTGAGE CORP. USA ("ADVANTA")
                           SPONSOR AND MASTER SERVICER

                             COMPUTATIONAL MATERIALS


Neither the Issuer of the Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final Prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized its dissemination. A final Prospectus and Prospectus supplement may be obtained by contacting Salomon Smith Barney Syndicate Desk at (212) 783-3727.

--------------------------------------------------------------------------------
                                      CERTIFICATES
APPROXIMATE SIZE:                     $500,000,000
--------------------------------------------------------------------------------

TITLE OF SECURITIES:                  Advanta Mortgage Loan Trust 1998-3, Class
                                      A-2 Group II Floating Rate Certificates


DESCRIPTION OF COLLATERAL:            This  MBIA-wrapped transaction is
                                      supported by a pool of fixed rate, first and second lien Mortgages ("ARMs"). The aggregate Cut-off Date principal balance of the loans is expected to be approximately $500,000,000.

PREPAYMENT ASSUMPTION:                120% PPM (120% OF 3% CPR building to 20%
                                      CPR over 12 months Actual prepayments may vary

AVG. LIFE TO CALL (APP.):             3.25  years

AVG. LIFE TO MATURITY (APP.):         3.50  years

EXPECTED MATURITY (TO CALL):          October 2006

EXPECTED MATURITY
(TO MATURITY):                        December 2014

COUPON:                               1m LIBOR + [  ]

COUPON DAY COUNT:                     Actual/360

STEP UP COUPON:                       If the 10% clean up call is not exercised
                                      the Certificates spread to LIBOR steps up to 2 times its initial spread.





* Subject to the lesser of: 1) 1 M LIBOR + [ ] bps; and 2) Available Funds Cap (calculated using the weighted average of the loan rates net of servicing fees, other ongoing fees of the trust and surety carveout of 75 bps after 6 months).







This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

LEGAL FINAL:                       [September 2028]

PRICING DATE:                      September 15/16

SETTLEMENT DATE:                   September 23, 1998

CLEAN-UP CALL:                     The Master Servicer will have the right to
                                   purchase from the trust all collateral,
                                   within certain limitations on any remittance date after the outstanding aggregate mortgage balances of the mortgage loans in the trust has declined to 10% or less of the original mortgage balance of the trust.

FORM OF CERTIFICATES:              Book entry form, same day funds (through DTC,
                                   CEDEL or Euroclear).

MASTER SERVICER:                   Advanta Mortgage Corp. USA ("Advanta")

SERVICING FEE:                     50 basis points per annum.

TRUSTEE:                           Bankers Trust Company of California

PAYMENT DATE:                      The 25th day of each month or, if such day
                                   is not a business day, the next succeeding business day, beginning in October, 1998.

PAYMENT DELAY:                     No payment delay.

INTEREST ACCRUAL PERIOD:           Interest will accrue from the 25th day of the
                                   preceding month until the 24th day of the current month based on an actual/360 day count. For the first payment date, October, 1998, the Certificates will accrue interest from the settlement date, to October 25, 1998.

CERTIFICATE RATINGS:               The Certificates will be rated AAA/Aaa by
                                   Standard & Poor's and Moody's, respectively.

CERTIFICATE INSURER:               MBIA. MBIA's claims-paying ability is rated
                                   AAA/Aaa by Standard and Poor's and Moody's.

CERTIFICATE:                       Timely interest and ultimate principal
                                   payments on the Certificates will be 100% guaranteed by MBIA.

ERISA CONSIDERATIONS:              All of the Certificates will be ERISA
                                   eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                                   Revenue Code of the Plan's acquisition and ownership of such Certificates.

TRUST TAX STATUS:                  REMIC Trust.

LEGAL INVESTMENT:                  The Certificates will not be SMMEA eligible.

INTEREST CARRY FORWARD             NA





This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

CREDIT ENHANCEMENT:         1) Ongoing excess spread
                            2) Overcollateralization, if applicable (1)
                            3) Cross collateralization, if applicable (1)
                            4) 100% wrap from MBIA guarantees timely payment of
                               interest and ultimate payment of principal;
                               (1) As required in the Pooling and Servicing
                                   Agreement

PROSPECTUS:                 The Certificates are being offered pursuant to a
                            Prospectus supplemented by a Prospectus Supplement
                            (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

WEIGHTED AVERAGE LIFE SENSITIVITY TABLE

--------------------------------------------------------------------------------------------------------------
PREPAYMENT - CPR                    0%         50%       100%       120%      150%       200%      250%

TO CALL (10%)
------------------------------------
Weighted average life               14.65      6.48      3.83       3.25      2.64       1.99      1.59
Paydown window                      325        178       115        97        78         57        44
Expected final                      Oct-25     Jul-13    Apr-08     Oct-06    Mar-05     Jun-03    May-02

TO MATURITY
------------------------------------
Weighted average life               14.78      6.86      4.10       3.50      2.84       2.14      1.70
Paydown window                      358        330       226        195       167        123       94
Expected final                      Jul-28     Mar-26    Jul-17     Dec-14    Aug-12     Dec-08    Jul-06
--------------------------------------------------------------------------------------------------------------



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                          THE INITIAL FIX CONTRACT POOL

   Principal Amount                         $488,515,321.07
   (statistical calculation date)
   Average Loan Balance                     $66,984.14
   Max Loan Size                            $629,532.44
   Lien Status                              97.35% 1st / 2.65% 2nd
   Loan Type                                Non-Balloon Contracts 82.64%
                                            Balloon Contracts 17.36%
   Property Type                            88.04% Single Family
   Occupancy                                93.85% Owner Occupied
   Weighted Avg. CLTV                       76.66%
   Coupon Range                             6.33% - 19.10%
   Weighted Average Coupon                  9.89%
   Wtd. Ave. Rem. Mat.                      259.97 months
   Weighted Ave. Seasoning                  1.45 months
   Top State Concentrations                 9.23% CA, 8.59% MI, 5.41% OH, 5.36%
                                            FL, 4.92% PA
------------------------------------     ---------------------------------------



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                        FIX POOL GEOGRAPHIC DISTRIBUTION

                        NUMBER OF MORTGAGE    AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE
         STATE                 LOANS                                             PRINCIPAL
                                                                                  BALANCE
------------------------------------------------------------------------------------------------
Alabama                            33                 $  1,677,484.81                0.34%
Alaska                              2                      306,102.27                0.06
Arizona                           183                   12,040,017.51                2.46
Arkansas                           70                    3,061,989.49                0.63
California                        366                   45,089,742.04                9.23
Colorado                          130                   11,740,044.60                2.40
Connecticut                        36                    2,595,017.47                0.53
Delaware                           40                    2,800,691.01                0.57
District of Columbia               14                    1,164,840.94                0.24
Florida                           401                   26,163,597.12                5.36
Georgia                           189                   12,720,720.75                2.60
Hawaii                             12                    2,024,406.28                0.41
Idaho                              40                    2,748,631.29                0.56
Illinois                          257                   18,468,370.25                3.78
Indiana                           269                   14,676,560.84                3.00
Iowa                               74                    3,889,514.82                0.80
Kansas                            126                    7,590,663.14                1.55
Kentucky                          117                    6,675,295.65                1.37
Louisiana                         122                    6,462,628.16                1.32
Maine                              33                    1,880,016.40                0.38
Maryland                          193                   14,742,941.62                3.02
Massachusetts                      82                    8,211,023.28                1.68
Michigan                          778                   41,953,193.52                8.59
Minnesota                          78                    5,164,886.57                1.06
Mississippi                        62                    2,755,850.34                0.56
Missouri                          267                   14,740,293.41                3.02
Montana                            12                      821,871.33                0.17
Nebraska                           58                    3,480,232.78                0.71
Nevada                             86                    8,428,081.15                1.73
New Hampshire                       9                      815,693.44                0.17
New Jersey                        191                   18,151,584.69                3.72
New Mexico                         62                    3,854,255.59                0.79
New York                          213                   16,614,009.38                3.40
North Carolina                    224                   13,734,877.21                2.81
North Dakota                       12                      409,105.77                0.08
Ohio                              411                   26,435,595.16                5.41
Oklahoma                          116                    5,346,693.83                1.09
Oregon                            127                   12,709,889.86                2.60
Pennsylvania                      454                   24,020,351.29                4.92
Rhode Island                       35                    2,100,970.58                0.43
South Carolina                    106                    6,148,406.82                1.26
South Dakota                       11                      522,493.92                0.11
Tennessee                         202                   13,255,269.96                2.71
Texas                             320                   15,051,302.71                3.08
Utah                               60                    4,550,657.30                0.93
Vermont                            32                    1,968,739.32                0.40
Virginia                          255                   17,427,854.27                3.57
Washington                        146                   11,799,035.06                2.42
West Virginia                      96                    5,057,665.93                1.04
Wisconsin                          68                    3,666,829.03                0.75
Wyoming                            13                      799,331.11                0.16
---------------------------------------------------------------------------------------------
Total                           7,293                 $488,515,321.07                100.00% (1)

(1)      Values may not equal 100 due to rounding.



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                    FIX POOL
                       DISTRIBUTION OF PRINCIPAL BALANCES

     RANGE ON PRINCIPAL BALANCES      NUMBER OF MORTGAGE               BALANCE         % OF AGGREGATE
                                            LOANS                                     PRINCIPAL BALANCE
  --------------------------------------------------------------------------------------------------------
          106 -      5,000                   2                      $      2,692.41          0.00%
        5,001 -     10,000                  23                           196,421.41          0.04
       10,001 -     15,000                 156                         2,130,795.02          0.44
       15,001 -     20,000                 325                         5,929,309.49          1.21
       20,001 -     25,000                 362                         8,344,804.30          1.71
       25,001 -     30,000                 452                        12,591,953.07          2.58
       30,001 -     35,000                 469                        15,394,576.80          3.15
       35,001 -     40,000                 528                        20,018,537.10          4.10
       40,001 -     45,000                 456                        19,587,121.43          4.01
       45,001 -     50,000                 471                        22,515,582.63          4.61
       50,001 -     55,000                 457                        24,003,600.20          4.91
       55,001 -     60,000                 477                        27,524,357.91          5.63
       60,001 -     65,000                 383                        24,074,761.29          4.93
       65,001 -     70,000                 343                        23,211,648.19          4.75
       70,001 -     75,000                 303                        21,999,739.46          4.50
       75,001 -     80,000                 251                        19,490,688.64          3.99
       80,001 -     85,000                 199                        16,480,496.10          3.37
       85,001 -     90,000                 190                        16,667,524.41          3.41
       90,001 -     95,000                 128                        11,891,988.13          2.43
       95,001 -    100,000                 162                        15,815,897.17          3.24
      100,001 -    150,000                 716                        85,645,984.64         17.53
      150,001 -    200,000                 258                        44,190,793.37          9.05
      200,001 -    250,000                  91                        20,202,963.47          4.14
      250,001 -    300,000                  39                        10,642,970.20          2.18
      300,001 -    350,000                  26                         8,561,002.09          1.75
      350,001 -    400,000                  12                         4,536,440.82          0.93
      400,001 -    450,000                   4                         1,695,779.31          0.35
      450,001 -    500,000                   5                         2,395,550.42          0.49
      500,001 -    550,000                   3                         1,580,673.05          0.32
      550,001 -    600,000                   1                           561,136.10          0.11
      600,001 -    629,532                   1                           629,532.44          0.13
  --------------------------------------------------------------------------------------------------------
  Totals                                 7,293                      $488,515,321.07        100.00% (1)


(1) Values may not equal 100 due to rounding.


Minimum: $106.63
Maximum: $629,532.44
Weighted Average by Current Balance:        $66,984.14




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                    FIX POOL
                          DISTRIBUTION OF COUPON RATES

                                 NUMBER OF                   AGGREGATE PRINCIPAL    % OF AGGREGATE
    RANGE OF COUPON RATES      MORTGAGE LOANS                        BALANCE       PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
     6.325   -      7.000             16                        $  1,772,354.61          0.36%
     7.001   -      8.000            359                          29,948,670.75          6.13
     8.001   -      9.000          1,463                         122,822,468.09         25.14
     9.001   -     10.000          2,086                         154,638,004.82         31.65
    10.001   -     11.000          1,383                          88,571,547.86         18.13
    11.001   -     12.000            922                          47,882,460.77          9.80
    12.001   -     13.000            678                          28,629,741.73          5.86
    13.001   -     14.000            244                           9,645,236.61          1.97
    14.001   -     15.000             88                           2,946,627.04          0.60
    15.001   -     16.000             44                           1,375,765.51          0.28
    16.001   -     17.000              9                             220,207.12          0.05
    18.001   -     19.100              1                              62,236.16          0.01
---------------------------------------------------------------------------------------------------------
Total                              7,293                        $488,515,321.07        100.00% (1)


(1) Values may not equal 100 due to rounding.


Minimum: 6.33%
Maximum: 19.10%
Weighted Average by Current Balance:        9.89%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                    FIX POOL
                              DISTRIBUTION OF CLTV

                           NUMBER OF MORTGAGE   AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL
  RANGE OF CLTV RATIOS           LOANS                BALANCE                    BALANCE
---------------------------------------------------------------------------------------------------------
    7.50   -    50.00           614                  $ 22,697,671.58                 4.65%
   50.01   -    55.00           177                     8,665,162.54                 1.77
   55.01   -    60.00           299                    14,258,633.83                 2.92
   60.01   -    65.00           413                    23,384,303.86                 4.79
   65.01   -    70.00           592                    33,937,552.46                 6.95
   70.01   -    75.00           961                    65,257,112.46                13.36
   75.01   -    80.00         1,562                   115,299,944.06                23.60
   80.01   -    85.00         2,100                   159,943,778.14                32.74
   85.01   -    90.00           559                    44,200,177.84                 9.05
   90.01   -    95.00            16                       870,984.30                 0.18
----------------------------------------------------------------------------------------------------------
Total                          7,293                 $488,515,321.07               100.00% (1)


(1) Values may not equal 100 due to rounding.

Minimum: 7.50%
Maximum: 95.00%
Weighted Average by Current Balance:        76.66%




                                    FIX POOL
                               DISTRIBUTION OF LTV

                           NUMBER OF MORTGAGE   AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
   RANGE OF LTV RATIOS           LOANS                BALANCE                         BALANCE
---------------------------------------------------------------------------------------------------------
    3.82  -     50.00           974                  $ 33,884,945.69                 6.94%
   50.01  -     55.00           174                     8,623,034.11                 1.77
   55.01  -     60.00           288                    14,004,379.20                 2.87
   60.01  -     65.00           403                    23,709,497.99                 4.85
   65.01  -     70.00           571                    33,438,773.66                 6.84
   70.01  -     75.00           931                    63,988,651.61                13.10
   75.01  -     80.00         1,509                   113,622,937.80                23.26
   80.01  -     85.00         1,926                   154,283,326.55                31.58
   85.01  -     90.00           506                    42,284,857.04                 8.66
   90.01  -     95.00            11                       674,917.42                 0.14
----------------------------------------------------------------------------------------------------------
Total                          7,293                 $488,515,321.07               100.00% (1)


(1) Values may not equal 100 due to rounding.


Minimum: 3.82%
Maximum: 95.00%
Weighted Average by Current Balance:        75.28%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                    FIX POOL
                     REMAINING TERM TO MATURITY DISTRIBUTION

        RANGE TERM                NUMBER OF MORTGAGE              AGGREGATE PRINCIPAL   % OF AGGREGATE
        TO MATURITY                      LOANS                          BALANCE        PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
        1  -    12                         2                         $      2,692.41         0.00%
       25  -    36                         2                               20,764.80         0.00
       37  -    48                         4                               47,484.78         0.01
       49  -    60                        51                            1,247,586.11         0.26
       61  -    72                        19                              422,736.56         0.09
       73  -    84                        59                            1,425,234.30         0.29
       85  -    96                        46                            1,570,685.97         0.32
       97  -   108                        17                              773,582.20         0.16
      109  -   120                       355                           13,487,228.15         2.76
      121  -   132                         8                              357,592.79         0.07
      133  -   144                        66                            2,883,086.46         0.59
      145  -   156                        12                              603,554.99         0.12
      157  -   168                        29                            1,178,416.83         0.24
      169  -   180                     2,707                          161,309,872.99        33.02
      181  -   192                        10                              755,857.40         0.15
      193  -   204                        16                            1,323,860.60         0.27
      205  -   216                        13                              772,208.53         0.16
      217  -   228                        76                            4,053,224.36         0.83
      229  -   240                     1,547                          101,015,508.06        20.68
      253  -   264                         1                               90,000.00         0.02
      265  -   276                         2                               84,800.00         0.02
      277  -   288                         2                              156,057.59         0.03
      289  -   300                        55                            4,231,460.25         0.87
      313  -   324                         1                               82,000.00         0.02
      325  -   336                         4                              161,276.82         0.03
      337  -   348                        10                            1,240,986.88         0.25
      349  -   360                     2,179                          189,217,561.24        38.73
   --------------------------------------------------------------------------------------------------
   Total                               7,293                         $488,515,321.07        100.00% (1)


  (1) Values may not equal 100 due to rounding.

Minimum: 1.00
Maximum: 360.00
Weighted Average by Current Balance:        259.97



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                    FIX POOL
                            DISTRIBUTION OF SEASONING

                           NUMBER OF MORTGAGE   AGGREGATE PRINCIPAL       % OF AGGREGATE PRINCIPAL
   RANGE OF SEASONING            LOANS                BALANCE                       BALANCE
---------------------------------------------------------------------------------------------------------
        0  -      6           7,155                  $481,605,694.58                98.59%
        7  -     12              63                     4,465,332.50                 0.91
       13  -     18               6                       750,814.31                 0.15
       19  -     24               2                        89,779.45                 0.02
       25  -     30               1                        95,972.66                 0.02
       31  -     36               1                        30,157.28                 0.01
       79  -     84               3                        39,580.27                 0.01
       85  -     90              16                       502,840.66                 0.10
       91  -     96               4                        96,084.12                 0.02
       97  -    102              13                       354,703.05                 0.07
      103  -    108              13                       215,990.05                 0.04
      109  -    114               5                       103,382.38                 0.02
      115  -    120               4                        63,457.60                 0.01
      121  -    126               3                        54,473.84                 0.01
      127  -    132               1                         5,779.44                 0.00
      133  -    138               3                        41,278.88                 0.01
----------------------------------------------------------------------------------------------------------
Total                          7,293                 $488,515,321.07               100.00% (1)


(1) Values may not equal 100 due to rounding.


Minimum: 0.00
Maximum: 138.00
Weighted Average by Current Balance:        1.45




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                    FIX POOL
                           PROPERTY TYPE DISTRIBUTION

         PROPERTY TYPE           NUMBER OF            AGGREGATE PRINCIPAL   % OF AGGREGATE PRINCIPAL
                               MORTGAGE LOANS              BALANCE                   BALANCE
-----------------------------------------------------------------------------------------------------------
   2 Unit                                 190                  $ 12,684,317.20         2.60%
   3-4 Unit                                73                     5,285,441.02         1.08
   Blanket Mortgages (less than 3)         14                     1,703,544.70         0.35
   Blanket Mortgages (3+)                   1                       164,773.95         0.03
   Condo                                   95                     7,013,836.02         1.44
   Manufactured                           364                    20,449,826.20         4.19
   Other                                    1                       485,653.67         0.10
   SFR                                  6,321                   430,074,825.47        88.04
   Townhouse                              234                    10,653,102.84         2.18
   --------------------------------------------------------------------------------------------
   Total                                7,293                  $488,515,321.07       100.00% (1)


 (1) Values may not equal 100 due to rounding.



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.